Exhibit 99.2

 South Plains Financial  Earnings Presentation  First Quarter, 2021  1

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTSThis presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, adequacy of loan loss reserves, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. For more information about these factors, please see South Plains’ reports filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), including South Plains’ most recent Annual Report on Form 10-K on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.NON-GAAP FINANCIAL MEASURESManagement believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

Today's Speakers



Curtis C. Griffith
Chairman & Chief Executive Officer

- Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979
- Elected Chairman of the First State Bank of Morton board in 1984
- Chairman of the Board of City Bank and the Company since 1993



Cory T. Newsom
President

- Entire banking career with the Company focused on lending and operations
- Appointed President and Chief Executive Officer of the Bank in 2008
- Joined the Board in 2008



Steven B. Crockett
Chief Financial Officer & Treasurer

- Began his career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas
- Appointed Chief Financial Officer in 2015
- Controller of the Bank and the Company for 14 and 5 years respectively



Brent A. Bates
City Bank's Chief Credit Officer

- Joined City Bank in February 2020
- Division Credit Officer for Simmons First National Corp
- EVP and Chief Credit Officer of Southwest Bancorp, Inc.

South Plains Financial, Inc.
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First Quarter 2021 Highlights

Parent Company of City Bank, a leading Texas-based community bank headquartered in Lubbock, TX

One of the largest independent banks headquartered in West Texas

$3.7 Billion in Total Assets as of March 31, 2021



Santa Fe
Albuquerque
New Mexico
Ruidoso
El Paso
Lubbock
Midland
Odessa
Ft. Worth
Dallas
Texas
Bryan / College Station
Austin
San Antonio
Houston
SPFI Branches (25)
661 FTE Employees
as of 3/31/21

NASDAQ: SPFI 1Q'21 Highlights

- ✓ Net Income of $15.2 million, compared to $15.9 million in 4Q'20 and $7.1 million in 1Q'20
- ✓ Diluted earnings per share of $0.82, compared to $0.87 in 4Q'20 and $0.38 in 1Q'20
- ✓ Pre-Tax, Pre-Provision income of $19.0 million, compared to $20.0 million in 4Q'20 and $15.1 million in 1Q'20
- ✓ Average cost of deposits declined to 29 bps, compared to 31 bps in 4Q'20 and 65 bps in 1Q'20
- ✓ Provision for loan loss of $89 thousand, compared to $141 thousand in 4Q'20 and $6.2 million in 1Q'20
- ✓ Net Interest Margin of 3.52%, compared to 3.64% in 4Q'20 and 4.13% in 1Q'20
- ✓ Efficiency ratio was 65.76%, compared to 64.19% in 4Q'20 and 69.10% in 1Q'20
- ✓ Tangible book value per share of $19.28, compared to $18.97 at 12/31/20 and $16.54 at 3/31/20
- ✓ Return on Average Assets (annualized) of 1.66%, compared to 1.76% in 4Q'20 and 0.89% in 1Q'20

Note: Pre-tax, pre-provision income is a non-GAAP measure. See appendix for the reconciliation to GAAP

Source: Company documents

South Plains Financial, Inc.
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 Loan Portfolio    5  Total loans increased $21.1 million compared to 4Q’20Increase in total loans during the quarter was due primarily to:$46.5 million in organic net growth; including $3.5 million in Paycheck Protection Program (“PPP”) loan net growthPartially offset by $25.4 million in pay downs on seasonal agricultural production loans1Q’21 loan yield of 4.93%; a decrease of 18 bps compared to 4Q’20 excluding PPP loans  1Q’21 Highlights  Total Loans Held for Investment$ in Millions  Source: Company documents

 Loan Portfolio    6  Portfolio Composition        Loan Portfolio ($ in millions)     3/31/21  Commercial C&D  $   100.4  Residential C&D      172.2   CRE Owner/Occ.    220.7  Other CRE Non Owner/Occ.      438.7   Multi-Family      70.5   C&I      268.6   Agriculture      147.9   1-4 Family      362.6   Auto      220.0   Other Consumer      67.6   PPP      173.5            Total  $  2,242.7   Source: Company documents  PPP loans totaled $173.5 million at 3/31/21; includes $77.6 million in 1Q’21 advancesActive loan modifications were 2.1%, or $46.9 million, of total loans at 3/31/21:Decrease from 2.9%, or $64.1 million, at 12/31/20Approximately 95% of these modifications are in the hotel industry  1Q’21 Highlights

Select Loan Industry Concentration Detail

As of March 31, 2021

Hospitality

- Total operating hospitality loans of $123 million*
- $17 million in hotels under construction, with unfunded commitments of $7 million
- 84% of balances are to limited service hotels
- 43% of operating hospitality classified; 2% is nonaccrual; < 2.5% are 30 days or more past due
- Allowance for Loan and Lease Losses ("ALLL") on operating hospitality is 8.8%*

* Does not include loans reported in construction and development



Hotels by Geography
El Paso, 30%
Dallas / Ft. Worth, 22%
Permian, 20%
Amarillo, 10%
Lubbock, 6%
Other, 12%

Direct Energy

- Total direct energy loans of $63 million
- 92% support services, 8% upstream
- Nearly 100% are located in Permian and Palo Duro Basins
- 12% of energy sector classified
- ALLL on energy sector is 5.2%



Energy Support Services by Type
Real Estate Secured, 14%
Other, 5%
Waste Water, 5%
Compression, 49%
Exploration, 6%
Production, 21%

Source: Company documents

South Plains Financial, Inc.
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Mortgage Banking Overview  8  Mortgage Banking Activity$ in Millions  1Q’21 Highlights  101% increase in mortgage loan originations for 1Q’21 to $435 million compared to $216 million for 1Q’20Mortgage servicing rights asset valuation adjustment – positive $1.3 million in 1Q’21, compared to negative $753 thousand in 4Q’20  Source: Company documents

 Noninterest Income    9  Noninterest Income$ in Millions  1Q’21 Highlights  Noninterest income of $26.5 million, compared to $18.9 million in 1Q’20Revenue from mortgage banking activities of $18.8 million, compared to $8.8 million in 1Q’20Fee income primarily driven by mortgage operations, debit card and other bank service charge income, and income from insurance, trust and investment services business  Source: Company documents

 Diversified Revenue Stream  Three Months Ended March 31, 2021    10  Total Revenues$56.0 million  Noninterest Income$26.5 million    Source: Company documents

 Net Interest Income and Margin    11  Net Interest Income & Margin$ in Millions  1Q’21 Highlights  Net interest income of $29.5 million, compared to $30.2 million in 1Q’20The decline as compared to 1Q’20 was a result of:Decrease of 69 bps in loan ratesInterest expense for $50 million of subordinated notes issued in 3Q’20 Partially offset by a decrease of 50 bps in the cost of interest-bearing deposits1Q’21 net interest margin (“NIM”) of 3.52% - decrease of 12 bps compared to 4Q’20:18 bps decline in non-PPP loan yieldExcess liquidity - $90 million growth in average deposits negatively affected NIM 9 bps   Source: Company documents

 Deposit Portfolio  12  Total Deposits$ in Millions  1Q’21 Highlights  Total Deposits of $3.16 billion at 1Q’21, an increase of $181.3 million from 4Q’20Increase in total deposits primarily a result of organic growth as well as existing customers depositing funds received from PPP loan advances, stimulus checks, and generally maintaining higher liquidity in response to the ongoing COVID-19 pandemicCost of interest-bearing deposits declined in 1Q’21 to 41bps from 91bps in 1Q’20Noninterest-bearing deposits represented 30.5% of deposits in 1Q’21, compared to 30.8% in 4Q’20 and 27.8% in 1Q’20  Source: Company documents

 Credit Quality    13  1Q’21 Highlights  Credit Quality Ratios  Minimal provision for loan loss of $89 thousand as the result of modest improvements in the economy and a decline in loans actively under a modificationTotal classified loans decreased $3 million in 1Q’21 as compared to 4Q’20Nonperforming assets and net loans charged-off during the quarter were decreased in 1Q’21 compared to 4Q’20  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI  Source: Company documents

 Investment Securities    14  1Q’21 Highlights  Investment Securities totaled $777.2 million at 1Q’21, a decrease of $25.9 million from 4Q’20; primarily from a decrease in the fair value of securities of $18.5 million due to market conditions All municipal bonds are in TexasAll MBS, CMO, and Asset Backed securities are U.S. Government or GSE  1Q’21 Securities Composition  $777.2mm  Securities & Cash$ in Millions  Source: Company documents

 Noninterest Expense and Efficiency  15  Noninterest Expense$ in Millions  1Q’21 Highlights  Noninterest expense for 1Q’21 increased from 1Q’20 primarily due to:additional $3.0 million in commissions paid on the higher volume of mortgage loan originationsa rise of $1.0 million in salary and other personnel expenses to support mortgage activitiespartially offset by 1Q’20 expenses for conversion expenses and technology upgrades at branches acquired through the acquisition of West Texas State BankManagement continues to focus on reducing fixed expenses to drive improved profitability     Source: Company documents

 Balance Sheet Highlights$ in Millions  Balance Sheet Growth and Development    16  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation to GAAP   Source: Company documents

 Strong Capital Base    17  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  Source: Company documents  Note: Tangible common equity to tangible assets is a non-GAAP measure. See appendix for the reconciliation to GAAP

 Appendix  18

 Non-GAAP Financial Measures    19    As of and for the quarter ended                               March 31,2021       December 31,2020       September 30,2020       June 30,2020       March 31,2020    Efficiency Ratio                                            Noninterest expense  $  37,057     $  36,504     $  35,993     $  35,207     $  34,011                                            Net interest income  $  29,544     $  30,365     $   31,273     $   30,448     $   30,199  Tax equivalent yield adjustment     312        336        322        290        145  Noninterest income     26,500        26,172        31,660        24,896        18,875  Total income  $   56,356     $   56,873     $   63,255     $   55,634     $   49,219                                             Efficiency ratio     65.76%      64.19%      56.90%      63.28%      69.10%                                            Noninterest expense  $  37,057     $  36,504     $  35,993     $  35,207     $  34,011  Less:  net loss on sale of securities     -        -        -        -        -  Adjusted noninterest expense     37,057        36,504        35,993        35,207        34,011                                            Total income  $   56,356     $   56,873     $   63,255     $   55,634     $   49,219  Less:  net gain on sale of securities     -        -        -        -        (2,318)  Adjusted total income  $   56,356     $   56,873     $   63,255     $   53,634     $   46,901                                            Adjusted efficiency ratio     65.76%        64.19%        56.90%        63.28%        72.52%  Unaudited$ in Thousands  Pre-Tax, Pre-Provision Income                                            Net income  $  15,160     $  15,924     $  16,731     $  5,615     $  7,083  Income tax expense     3,738        3,968        4,147        1,389        1,746  Provision for loan losses     89        141        6,062        13,133        6,234                                            Pre-tax, pre-provision income  $  18,987     $  20,033      $  26,940     $  20,137     $  15,063  Source: Company documents

 Non-GAAP Financial Measures    20    As of and for the quarter ended                               March 31,2021       December 31,2020       September 30,2020       June 30,2020      March 31,2020    Tangible common equity                                           Total common stockholders' equity  $  374,671     $  370,048     $  352,568     $  336,534    $  326,890  Less:  goodwill and other intangibles     (26,648)        (27,070)        (27,502)        (28,414)       (28,181)                                           Tangible common equity  $  348,023     $  342,978     $  325,066     $  308,120    $  298,709                                           Tangible assets                                        Total assets  $  3,732,894     $  3,599,160     $  3,542,666     $  3,584,532    $  3,216,563  Less:  goodwill and other intangibles     (26,648)        (27,070)        (27,502)        (28,414)       (28,181)                                           Tangible assets  $  3,706,246     $  3,572,090     $  3,515,164     $  3,556,118    $  3,188,382                                           Shares outstanding     18,053,229        18,076,364        18,059,174        18,059,174       18,056,014                                           Total stockholders' equity to total assets     10.04%        10.28%        9.95%        9.39%       10.16%  Tangible common equity to tangible assets     9.39%        9.60%        9.25%        8.66%       9.37%  Book value per share  $  20.75     $  20.47     $  19.52     $  18.64    $  18.10  Tangible book value per share  $  19.28     $  18.97     $  18.00     $  17.06    $  16.54  Unaudited$ in Thousands  Source: Company documents